The
Corporate
Fund
Accumulation
Program,
Inc.


Semi-Annual Report

June 30, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



To Our Shareholders:

For the six months ended June 30, 1999, The Corporate Fund Accumulation Program, Inc. provided a total investment return of -2.97%, based on a change in per share net asset value from $21.62 to $20.45, and assuming reinvestment of $0.536 per share income dividends. Additional performance information can be found on page 3 of this report to shareholders.

The Environment
During the six months ended June 30, 1999, the US fixed-income market was characterized by a dramatic shift in investor psychology that saw a flight-to-quality mentality transformed into a flight-from-quality bias. Specifically, interest rates trended higher and the yield curve flattened as investors priced in the possibility that the Federal Reserve Board would seek to tighten monetary policy by mid-year. The Federal Reserve Board's shift in policy toward a tightening bias was being driven by its concern that the domestic economy was growing at a pace sufficient to rekindle the inflationary fires. Furthermore, many investors were convinced that the liquidity problems that had developed as a result of both the deterioration of the emerging market economies and the excessive amount of financial leverage in the system were now behind us. On June 30, 1999, the Federal Reserve Board raised its overnight funds rate by 0.25% to 5.00% and simultaneously shifted to a neutral posture.

As we entered the six-month period ended June 30, 1999, the overall tone of the Treasury market was relatively upbeat since most investors were expecting technical conditions to remain strong and the Federal Reserve Board to continue on an accommodative road as the domestic economy began to feel the negative impact of the rising trade deficit. Although the Federal Reserve Board had moved from an accommodative bias to a neutral posture, investors still believed it was possible for the Federal Funds rate to reach 4% by mid-year since the economic environment slowed down. However, this optimism would not last as first quarter US gross domestic product growth rose an unexpectedly strong 4.5%, spurred on by consumer spending, which jumped 6.7%. Clearly, consumers were benefiting from a low unemployment rate and the wealth effect generated from a booming stock market.

Overseas, Asian countries, at the heart of the crises in 1998, exhibited the beginnings of economic recovery. This global recovery led to fears of a rekindling of inflation. Commodities, such as copper, gained in price. More importantly, the price of oil surged, spurred on mainly by an agreement by the Organization of Petroleum Exporting Countries (OPEC) to limit production, but also on expectations of increased demand by recovering economies. While the reported producer price index for April showed only a 0.2% increase (excluding food and energy), the core consumer price index (CPI) rose a greater-than-expected 0.7% for April, well above expectations and the largest increase since April 1989. At this point, most investors believed the Federal Reserve Board would raise short-term interest rates by at least 25 basis points at the late June Federal Open Market Committee (FOMC) meeting.

Although investors were relieved to see a complete reversal of April's inflationary picture in May and June (particularly as the CPI was unchanged), most investors still believed the Federal Reserve Board would remain committed to a course of tighter monetary policy. The forward market, which had priced in approximately 120 basis points prior to the most recent inflationary release, still projected a 50 basis point--75 basis point aggregate move by the Federal Reserve Board at mid-month. The yield on the 30-year Treasury bond, which began the year at 5%, traded to a high of 6.17% in June. At that time we were not surprised by the Federal Reserve Board's increase of 25 basis points at its June 30, 1999 FOMC meeting, followed by a wait-and-see attitude to gauge the strength of the economy and any inflationary pressures that may build.

Portfolio Matters
Our investment strategy for the Program can best be characterized as cautiously optimistic. With the trend toward higher interest rates during the June quarter, we maintained a slightly lower duration (0.05 year--0.15 year) than the unmanaged benchmark Merrill Lynch Corporate A-AAA Rated Index for much of the period. (At the beginning of the year, we changed the Program's benchmark Index from the unmanaged Merrill Lynch Corporate Master Bond Index to the Merrill Lynch Corporate A-AAA Index. We believe that this Index provides a better comparison for the Program's relative performance.) Given the negative investor sentiment, we raised our expectations for the trading band for 30-year US Treasury bond yields to the 5.75%--6.25% range by the second quarter. We believed that the foundation for a slowdown in the economy had already been laid given the higher prevailing interest rates and the potential negative impact of recent stock market volatility on consumer spending.

Consistent with this strategy, we continued to seek out higher-coupon issues. We also remained committed to the bigger, more liquid corporate bonds. We have kept our Treasury holdings to a minimum and expect to continue to do so as we focus on enhancing the Program's income stream. Furthermore, we believe that productivity enhancements and corporate profitability should be sufficient to produce tighter long-term yield spreads over the long term for corporate issues relative to Treasury issues, although spreads are expected to continue to widen through the second half of 1999.

During the June quarter, we began to add investments in energy-related issuers, paper producers and chemical companies. These areas experienced improved fundamentals, yet still retained very attractive yield advantages relative to US Treasury issues. Although we intended to bring these areas up to a neutral benchmark weighting, finding securities proved challenging as a result of small supply and sporadic new issuance. During the latter part of the period, we slightly reduced the Program's position in real estate investment trusts given the strong performance during early 1999. However, we still have an overweighted position relative to the Index since we believe this sector will continue to perform well.

In Conclusion
We appreciate your ongoing interest in The Corporate Fund
Accumulation Program, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager



August 11, 1999



The Corporate Fund Accumulation Program, Inc.

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on The Corporate Fund Accumulation Program, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Program. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Program's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Program's Board of Directors.




The Corporate Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                    % Return

Year Ended 6/30/99                 + 1.05%
Five Years Ended 6/30/99           + 6.84
Ten Years Ended 6/30/99            + 7.32


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                                                                       June 30, 1999
                S&P     Moody's     Face                                                                            Value
Industry       Rating    Rating    Amount                       Issue                                 Cost        (Note 1a)
                                             US Government Obligations

US Government    AAA     Aaa   $   500,000   US Treasury Notes, 6.25% due 10/31/2001             $   518,338    $   507,110
Obligations--
0.7%

                                             Total US Government Obligations--0.7%                   518,338        507,110

                                             Sovereign Bonds & Notes

Yankee           AA-     Aa3       500,000   Province of Manitoba, 5.50% due 10/01/2008 (1)          497,049        457,240
Sovereigns++--   A+      A2        500,000   Province of Quebec, 8.80% due 4/15/2003 (1)             537,104        537,830
1.5%
                                             Total Sovereign Bonds & Notes--1.5%                   1,034,153        995,070

                                             Corporate Bonds & Notes

Asset-Backed     AA+     Aa3     1,000,000   Continental Airlines, 7.056% due 9/15/2009            1,000,000      1,003,630
Securities*--
1.5%

Banks &          A+      Aa2     1,000,000   BankAmerica Corporation, 7.125% due 5/12/2005           991,487      1,011,070
Thrifts--15.1%   A       A1      1,500,000   Chase Manahattan Corporation, 7.25% due
                                             6/01/2007                                             1,618,466      1,532,145
                 A       A1        400,000   First Chicago Corp., 8.875% due 3/15/2002               424,040        424,208
                 A       A1      2,000,000   First Interstate/Wells Fargo Company, 9.90%
                                             due 11/15/2001                                        2,137,790      2,155,880
                 BBB+    a2        750,000   Fleet Capital Trust II, 7.92% due 12/11/2026            743,681        736,853
                 A-      A3      1,000,000   HSBC Americas Inc., 7% due 11/01/2006                   993,828        983,210
                 A       A2      1,000,000   HSBC Holdings, 7.50% due 7/15/2009                      995,520        995,520
                 A-      a2      1,000,000   Mellon Capital II, 7.995% due 1/15/2027                 956,965      1,006,600
                                             Merita Bank Ltd.:
                 A-      A2        500,000     6.50% due 1/15/2006                                   485,062        482,150
                 A-      A2      1,000,000     6.50% due 4/01/2009                                   954,045        947,440
                                                                                                 -----------    -----------
                                                                                                  10,300,884     10,275,076

Financial        A+      A1      1,000,000   Chrysler Financial Corp., 9.50% due
Services--                                   12/15/1999                                            1,014,789      1,016,600
Captive--6.1%    A       A1      1,000,000   Ford Motor Credit Company, 7.75% due
                                             3/15/2005                                               999,479      1,046,320
                                             General Motors Acceptance Corp.:
                 A       A2      1,000,000     9% due 10/15/2002                                   1,081,374      1,073,160
                 A       A2      1,000,000     7.125% due 5/01/2003                                1,032,669      1,018,880
                                                                                                 -----------    -----------
                                                                                                   4,128,311      4,154,960

Financial        A+      A1        100,000   Allstate Corp., 6.75% due 5/15/2018                      99,973         94,312
Services--                                   Associates Corporation of North America:
Consumer--       AA-     Aa3       500,000     7.40% due 5/15/2006                                   542,719        511,345
6.6%             AA-     Aa3     1,000,000     6.95% due 11/01/2018                                  994,315        963,500
                 A+      Aa3     1,000,000   CIT Group Inc., 5.50% due 2/15/2004                     996,629        954,340
                 A       A2      1,000,000   Equitable Life Assurance Society of the US,
                                             7.70% due 12/01/2015 (b)                                994,126      1,033,425
                 A       A2      1,000,000   Household Finance Corp., 6% due 5/01/2004               999,787        968,903
                                                                                                 -----------    -----------
                                                                                                   4,627,549      4,525,825


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                                                                           June 30, 1999
                S&P     Moody's     Face                                                                            Value
Industry       Rating    Rating    Amount                       Issue                                 Cost        (Note 1a)
                                             Corporate Bonds & Notes (continued)

Financial        AAA     Aaa    $  900,000   Florida Windstorm Under, 7.125% due
Services--                                   2/25/2019 (b)                                       $   895,121    $   863,458
Other--9.1%                                  Lehman Brothers Holdings, Inc.:
                 A       Baa1      500,000     7.125% due 9/15/2003                                  507,730        500,490
                 A       Baa1      500,000     7.625% due 6/01/2006                                  526,295        513,745
                 A+      Aa3       800,000   Morgan Stanley, Dean Witter, Discover & Co.,
                                             8.33% due 1/15/2007                                     916,280        865,400
                 BBB+    Baa1    1,000,000   PaineWebber Group Inc., 8.875% due 3/15/2005            997,677      1,082,060
                 A       Aa3     1,000,000   Salomon Smith Barney Holdings, Inc., 7.375%
                                             due 5/15/2007                                         1,000,550      1,019,520
                 BBB+    Baa1      750,000   Simon Debartolo Group LP, 7.375% due
                                             6/15/2018                                               745,317        685,390
                 BBB     Baa2      750,000   Spieker Properties LP, 7.35% due 12/01/2017             757,557        692,316
                                                                                                 -----------    -----------
                                                                                                   6,346,527      6,222,379

Industrial--     A+      A1      1,000,000   Anheuser-Busch Companies Inc., 6.50% due
Consumer--                                   1/01/2028                                             1,002,980        904,470
2.7%             A+      A3      1,000,000   Coca-Cola Enterprises, 6.75% due
                                             9/15/2028                                             1,063,563        927,660
                                                                                                 -----------    -----------
                                                                                                   2,066,543      1,832,130

Industrial--     A       A2      2,000,000   Bass America, Inc., 6.625% due 3/01/2003              1,953,268      1,996,020
Consumer         BBB     Baa1    1,500,000   Dillard's, Inc., 6.08% due 8/01/2010 (a)              1,499,806      1,494,495
Goods--          A       A2        426,754   Disney Custom Repackaged Asset Vehicle-403,
15.6%                                        6.85% due 1/10/2007 (b)*                                426,540        425,559
                 AAA     Aaa     2,000,000   Johnson & Johnson, 8.72% due 11/01/2024               2,018,351      2,261,060
                 A       A1      1,125,000   May Department Stores Company, 10.625% due
                                             11/01/2010                                            1,319,819      1,450,834
                 A       A2      1,000,000   Phillip Morris Companies, Inc., 9% due 1/01/2001      1,006,183      1,038,390
                 A-      A2      2,000,000   Sears, Roebuck & Co., 6.25% due 1/15/2004             1,993,395      1,959,860
                                                                                                 -----------    -----------
                                                                                                  10,217,362     10,626,218

Industrial--     AA+     Aa1     1,500,000   BP America Inc., 9.375% due 11/01/2000                1,550,024      1,564,680
Energy--4.4%     AA-     Aa3       500,000   Dresser Industries, Inc., 7.60% due 8/15/2096           498,587        504,310
                 A-      A3      1,000,000   Murphy Oil Corporation, 7.05% due 5/01/2029             996,807        942,410
                                                                                                 -----------    -----------
                                                                                                   3,045,418      3,011,400

Industrial--     BBB+    A3      2,000,000   Applied Materials Inc., 7.125% due 10/15/2017         2,028,003      1,841,040
Manufactur-      A+      A1        500,000   Chrysler Corp., 7.45% due 3/01/2027                     497,758        503,115
ing--4.5%        BBB-    Baa2      700,000   Jones Apparel Group, 7.875% due 6/15/2006 (b)           697,606        702,179
                                                                                                 -----------    -----------
                                                                                                   3,223,367      3,046,334

Industrial--     A       A2      1,000,000   Computer Sciences Corp., 6.25% due 3/15/2009            995,001        950,078
Services--       A-      A3      1,000,000   Dayton Hudson Corp., 6.40% due 2/15/2003              1,029,099        995,350
2.8%                                                                                             -----------    -----------
                                                                                                   2,024,100      1,945,428

Transporta-      A-      A3      1,000,000   Southwest Airlines Co., 7.875% due 9/01/2007            995,962      1,046,970
tion--1.5%


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                                                                           June 30, 1999
                S&P     Moody's     Face                                                                            Value
Industry       Rating    Rating    Amount                       Issue                                 Cost        (Note 1a)
                                             Corporate Bonds & Notes (concluded)

Utilities--      AA+     Aa3    $  500,000   Ameritech Capital Funding, 6.45% due 1/15/2018      $   524,726    $   465,400
Communica-       AAA     Aaa       500,000   BellSouth Telecommunications, 8.25% due
tions--5.9%                                  7/01/2032                                               538,406        507,980
                 AA-     A2      2,000,000   GTE California, Inc., 8.07% due 4/15/2024             2,127,541      2,039,880
                 AA-     A1      1,000,000   Pacific Bell, 6.875% due 8/15/2006                    1,038,544      1,013,240
                                                                                                 -----------    -----------
                                                                                                   4,229,217      4,026,500

Utilities--      A-      A3      1,500,000   Detroit Edison Company, 7.22% due 8/01/2002           1,536,215      1,529,475
Electric--5.9%   AA-     A1      1,000,000   PG&E Corp., 7.25% due 8/01/2026                       1,033,757        945,340
                 A-      A3        500,000   Pennsylvania Power & Light Co., 6.125% due
                                             5/01/2006 (a)                                           499,743        500,310
                 A       A2      1,000,000   Virginia Electric & Power Co., 8.625% due
                                             10/01/2024                                              983,741      1,044,160
                                                                                                 -----------    -----------
                                                                                                   4,053,456      4,019,285

Yankee           AA-     Aa3     1,000,000   ABN-AMRO Bank NV (Chicago), 7% due
Corporates++--                               4/01/2008 (2)                                         1,022,343        995,340
12.2%            BBB+    Baa3    1,000,000   Fairfax Financial Holdings Ltd., 7.375% due
                                             4/15/2018 (2)                                           925,311        900,860
                 A       A1      1,000,000   Ford Capital BV, 9.50% due 6/01/2010 (2)              1,088,677      1,158,580
                 A+      A1      1,500,000   Grand Metropolitan Investment Corp., 9% due
                                             8/15/2011 (2)                                         1,781,757      1,754,460
                 A+      A2      2,000,000   Hydro-Quebec, 7.375% due 2/01/2003 (3)                2,025,102      2,055,200
                 A-      A3      1,000,000   Israel Electric Corp. Ltd., 7.75% due
                                             3/01/2009 (3)(b)                                        999,004        988,910
                 A-      Baa1      500,000   Tyco International Group SA, 6.875% due
                                             1/15/2029 (3)                                           492,015        455,940
                                                                                                 -----------    -----------
                                                                                                   8,334,209      8,309,290

                                             Total Corporate Bonds & Notes--93.9%                 64,592,905     64,045,425

                                             Short-Term Securities

Repurchase                       1,623,000   Warburg Dillon Read LLC, purchased on
Agreements **                                6/30/1999 to yield 4.80% to 7/01/1999                 1,623,000      1,623,000
--2.4%

                                             Total Short-Term Securities--2.4%                     1,623,000      1,623,000

                                             Total Investments--98.5%                            $67,768,396     67,170,605
                                                                                                 ===========
                                             Other Assets Less Liabilities--1.5%                                    999,451
                                                                                                                -----------
                                             Net Assets--100.0%                                                 $68,170,056
                                                                                                                ===========


 ++Corresponding industry groups for foreign bonds which are denominated in US dollars:
   (1)Government entity.
   (2)Financial institution.
   (3)Industrial; other.
  *Subject to principal paydowns.
 **Repurchase Agreements are fully collateralized by US Government
   Obligations.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

   See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of June 30, 1999
Assets:
Investments, at value (identified cost--$67,768,396) (Note 1a)                                              $ 67,170,605
Cash                                                                                                                 359
Receivables:
  Interest                                                                                 $  1,196,238
  Securities sold                                                                               933,033        2,129,271
                                                                                           ------------
Prepaid registration fees and other assets (Note 1e)                                                              47,907
                                                                                                            ------------
Total assets                                                                                                  69,348,142
                                                                                                            ------------

Liabilities:
Payables:
  Securities purchased                                                                          995,520
  Capital shares redeemed                                                                        43,422
  Investment adviser (Note 2)                                                                    30,836        1,069,778
                                                                                           ------------
Accrued expenses and other liabilities                                                                           108,308
                                                                                                            ------------
Total liabilities                                                                                              1,178,086
                                                                                                            ------------

Net Assets                                                                                                  $ 68,170,056
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     33,340
Paid-in capital in excess of par                                                                              69,683,089
Undistributed investment income--net                                                                             161,680
Accumulated realized capital losses on investments--net (Note 5)                                              (1,110,262)
Unrealized depreciation on investments--net                                                                     (597,791)
                                                                                                            ------------

Net Assets--Equivalent to $20.45 per share based on 3,333,967 shares outstanding                            $ 68,170,056
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Six Months Ended June 30, 1999
Investment Income (Note 1d):
Interest and premium and discount earned                                                                    $  2,296,637

Expenses:
Investment advisory fees (Note 2)                                                          $    173,419
Transfer agent fees                                                                              97,244
Printing and shareholder reports                                                                 27,997
Professional fees                                                                                20,258
Accounting services (Note 2)                                                                     19,193
Registration fees (Note 1e)                                                                      14,520
Custodian fees                                                                                    6,250
Directors' fees and expenses                                                                      4,427
Pricing fees                                                                                      2,032
Other                                                                                             1,813
                                                                                           ------------
Total expenses                                                                                                   367,153
                                                                                                            ------------
Investment income--net                                                                                         1,929,484
                                                                                                            ------------

Realized & Unrealized Loss on Investments--Net (Notes 1d & 3):
Realized loss on investments--net                                                                               (152,146)
Change in unrealized appreciation/depreciation on investments--net                                            (3,871,774)
                                                                                                            ------------
Net Decrease in Net Assets Resulting from Operations                                                        $ (2,094,436)
                                                                                                            ============


See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                       June 30, 1999     Dec. 31, 1998
Operations:
Investment income--net                                                                     $  1,929,484     $  3,988,778
Realized gain (loss) on investments--net                                                       (152,146)         803,278
Change in unrealized appreciation/depreciation on investments--net                           (3,871,774)         851,467
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                              (2,094,436)       5,643,523
                                                                                           ------------     ------------

Dividends to Shareholders (Note 1f):
Investment income--net                                                                       (1,767,899)      (3,988,781)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends to shareholders                          (1,767,899)      (3,988,781)
                                                                                           ------------     ------------

Capital Share Transactions (Note 4):
Net increase (decrease) in net assets resulting from capital share transactions                 901,514       (2,904,537)
                                                                                           ------------     ------------

Net Assets:
Total decrease in net assets                                                                 (2,960,821)      (1,249,795)
Beginning of period                                                                          71,130,877       72,380,672
                                                                                           ------------     ------------
End of period*                                                                             $ 68,170,056     $ 71,130,877
                                                                                           ============     ============

*Undistributed investment income--net                                                      $    161,680     $         95
                                                                                           ============     ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights
                                                                    For the Six
The following per share data and ratios have been derived             Months
from information provided in the financial statements.                 Ended
                                                                      June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997      1996        1995
Per Share Operating Performance:
Net asset value, beginning of period                                  $  21.62   $  21.13  $  20.69  $  21.59   $  19.14
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .58       1.19      1.22      1.23       1.28
Realized and unrealized gain (loss) on investments--net                  (1.21)       .50       .44      (.90)      2.45
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          (.63)      1.69      1.66       .33       3.73
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.54)     (1.20)    (1.22)    (1.23)     (1.28)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $  20.45   $  21.62  $  21.13  $  20.69   $  21.59
                                                                      ========   ========  ========  ========   ========

Total Investment Return:
Based on net asset value per share                                      (2.97%)+++  8.24%     8.30%     1.69%     20.05%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                 1.06%*     1.00%      .99%     1.12%      1.01%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.56%*     5.60%     5.84%     5.84%      6.23%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of period (in thousands)                              $ 68,170    $71,131  $ 72,381  $ 77,748   $ 85,402
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                         40%        66%       90%       77%       104%
                                                                      ========   ========  ========  ========   ========

  *Annualized.
 ++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Repurchase agreements--The Program invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Program takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.

During the six months ended June 30, 1999, the Program paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $2,287 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $27,245,546 and $26,427,687, respectively.

Net realized losses for the six months ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments               $(152,146)   $  (597,791)
                                    ---------    -----------
Total                               $(152,146)   $  (597,791)
                                    =========    ===========


As of June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $597,791, of which $974,124 related to appreciated securities and $1,571,915 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $67,768,396.

4. Capital Share Transactions:
Transactions in capital shares were as
follows:


For the Six Months                                  Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           399,864    $ 8,444,968
Shares issued to share-
holders in reinvestment of
dividends                              78,488      1,647,599
                                  -----------    -----------
Total issued                          478,352     10,092,567
Shares redeemed                      (435,057)    (9,191,053)
                                  -----------    -----------
Net increase                           43,295    $   901,514
                                  ===========    ===========


For the Year Ended                                  Dollar
December 31, 1998                     Shares        Amount

Shares sold                           561,726    $11,965,648
Shares issued to share-
holders in reinvestment of
dividends                             173,288      3,700,826
                                  -----------    -----------
Total issued                          735,014     15,666,474
Shares redeemed                      (869,838)   (18,571,011)
                                  -----------    -----------
Net decrease                         (134,824)   $(2,904,537)
                                  ===========    ===========


5. Capital Loss Carryforward:
At December 31, 1998, the Program had a net capital loss carryforward of approximately $958,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.



Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Arthur Zeikel--Director
Christopher G. Ayoub--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President and
  Treasurer
Ira P. Shapiro--Secretary

Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286


Gerald M. Richard, Treasurer of The Corporate Fund Accumulation
Program, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Program's Board of Directors in wishing Mr. Richard well in his retirement.